UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2020

Spirit AeroSystems Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 South Oliver, Wichita, Kansas 67210
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (316) 526-9000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2020, the Boards of Spirit AeroSystems Holdings, Inc. (the “Company”) and Spirit AeroSystems, Inc. (“Spirit”), the Company’s wholly owned subsidiary, appointed Damon Ward, age 45, as the Company’s and Spirit’s Vice President, Controller and Principal Accounting Officer. Mr. Ward had previously been serving as the Company’s and Spirit’s Interim Controller and Principal Accounting Officer as disclosed (along with other information required by this Current Report on Form 8-K) in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 30, 2020 (the “Prior Report”). The information pertaining to Mr. Ward in the Prior Report is incorporated herein by reference.

On June 11, 2020, the Boards approved an increase to Mr. Ward’s compensation. Mr. Ward will receive an annual salary of $275,000, which may be adjusted from time to time based on performance (and is currently subject to a 20% reduction applicable to all Company and Spirit executives in light of recent market conditions). In addition, Mr. Ward is eligible to participate in the compensation programs and benefit plans provided to other executives of the Company, as described in the Company’s Proxy Statement for its 2020 Annual Meeting of Stockholders filed with the Commission on March 20, 2020. Mr. Ward will be entitled to receive an annual cash award under the Company’s STIP with a target value equal to 45% of his base salary, if target performance goals are reached, and up to 90% of his base salary, if outstanding performance goals are reached. Subject to approval by the Company’s Compensation Committee, Mr. Ward will receive an annual award under the LTIP with a value equal to 65% of his base salary.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

Date: June 17, 2020	By:	/s/ Stacy Cozad
		Name:	Stacy Cozad
		Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary